Exhibit 99.1

                                  NEWS RELEASE
                             FOR IMMEDIATE RELEASE

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                                                     Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772
                                                 www.globalentertainment2000.com

Global Entertainment Corporation                        Rudy R. Miller, Chairman
1600 North Desert Drive, Suite 301                              The Miller Group
Tempe, Arizona 85281                          Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net
                                                          www.themillergroup.net

                    GLOBAL ENTERTAINMENT CORPORATION REPORTS
                           FIRST QUARTER 2011 RESULTS

TEMPE,  ARIZONA,  OCTOBER 15, 2010 -- GLOBAL  ENTERTAINMENT  CORPORATION (OTCBB:
GNTP) - an integrated event and entertainment company, today reported financial results for the first quarter of its fiscal year 2011, ended August 31, 2010.

The company realized a net loss of $0.6 million or $0.09 per share during this period compared to a net loss of $0.2 million or $0.04 per share for the three-month period ended August 31, 2009.

Total revenue for the first quarter of fiscal 2011 was $1.8 million compared to $2.4 million during the quarter ended August 31, 2009. The decline was caused predominantly by lower revenues produced by three segments: project management fees, license fees - league dues and other, and license fees - initial and transfer. Project management fees for the quarter were $0.2 million versus $0.4 million in the prior year period and all were related to the facility under construction with our International Coliseums Company. License fees - league dues and other were $0.2 million during the first quarter compared to $0.4 million in the first quarter of fiscal year 2010. There were no license fees - initial and transfer during the first quarter of fiscal 2011 in comparison to the $0.1 million earned during the previous year's first quarter, however, these fees are not regularly recurring and therefore are by nature difficult to predict. The revenue component that continues to show improvement for the company is food service revenue which was $0.1 million over the most recent quarter, up from $0.07 million in the prior year period. This was due primarily to the food service operations at Global Entertainment managed facilities.

Operating costs decreased year-over-year as there were total operating costs of $2.4 million during the first quarter compared to $2.6 million in the previous year's first quarter. Cost of revenues stood relatively unchanged at $1.1 million for the quarter versus $1.1 million in the first quarter of fiscal 2010. General and administrative costs fell to $1.3 million from $1.5 million in the prior year period.

Richard  Kozuback,   President  and  Chief  Executive  Officer  stated,  "Global
Entertainment has spent the last two years functioning in a struggling economy that has weighed down our market and negatively impacted our operating results. The management of our company is continuing to reduce costs and expenses and manage our liquidity in an effort to be proactive. We maintain cautious optimism that the steps we have already taken in concert with our ongoing focus on improving internal efficiencies will allow us to successfully navigate through this environment and help position our company to benefit as the economy strengthens."

Kozuback added, "Our expectation in 2011 is for a substantial increase in ticket service fees due to contracts we have executed in recent weeks. In addition, we are expecting to continue to receive project management fees and we are contracted to supply facility management services, ticket services and advertising sales for our current event center development project."


                                                                         more...

Global Entertainment Corporation Reports First Quarter 2011 Results October 15, 2010
Page 2


Visit our web sites:

www.globalentertainment2000.com                      www.centralhockeyleague.com
      www.coliseums.com                                    www.GetTix.net

Global Entertainment Corporation is an integrated events and entertainment company focused on mid-size communities that is engaged, through its seven wholly owned subsidiaries, in sports management, multi-purpose events and entertainment centers and related real estate development, facility and venue management and marketing and venue ticketing. GLOBAL PROPERTIES I, in correlation with arena development projects, works to maximize value and develop potential new properties. INTERNATIONAL COLISEUMS COMPANY, INC. (ICC) serves as project manager for arena development while ENCORE FACILITY MANAGEMENT and GEC FOOD SERVICE, LLC coordinate arena operations and concessions. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GETTIX.NET) is a ticketing company for sports and entertainment venues. THE WESTERN PROFESSIONAL HOCKEY LEAGUE, INC., through a joint operating agreement with the Central Hockey League, is the operator and franchisor of professional minor league hockey teams in nine states.

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: limited liquidity and the need for additional financing intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     The "audited" consolidated balance sheet contained in this press release has been derived from, and should be read in conjunction with, the Company's May 31, 2010 annual report on Form 10-K. This press release does not include all disclosures normally required by accounting principles generally accepted in the United States.



                            FINANCIAL TABLES FOLLOW:

Global Entertainment Corporation Reports First Quarter 2011 Results October 15, 2010
Page 3

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
          As of August 31, 2010 (Unaudited) and May 31, 2010 (Audited)
               (in thousands, except share and per share amounts)

                                                                         August 31,          May 31,
                                                                           2010               2010
                                                                         --------           --------
                                  ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                              $    212           $    193
  Accounts receivable, net of $194 allowance at August 31, 2010
   and May 31, 2010                                                         1,283              1,042
  Prepaid expenses and other assets                                           160                257
                                                                         --------           --------
      TOTAL CURRENT ASSETS                                                  1,655              1,492

Property and equipment, net                                                    98                107
Accounts receivable                                                           215                215
Goodwill                                                                      519                519
Other assets                                                                  119                119
                                                                         --------           --------
      TOTAL ASSETS                                                       $  2,606           $  2,452
                                                                         ========           ========

                          LIABILITIES AND EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                       $    979           $    739
  Accrued liabilities                                                         837                871
  Deferred revenues                                                           423                 86
  Contractual obligation-current  portion                                      33                 41
  Notes payable - current portion                                             310                 79
                                                                         --------           --------
      TOTAL CURRENT LIABILITIES                                             2,582              1,816

Deferred income tax liability, net                                              5                  5
Contractual obligation-long-term  portion                                      27                 35
                                                                         --------           --------
      TOTAL LIABILITIES                                                     2,614              1,856
                                                                         --------           --------

COMMITMENTS AND CONTINGENCIES

EQUITY:
  Global Entertainment Corporation Equity -
    Preferred stock - $.001 par value; 10,000,000 shares authorized;
     no shares issued or outstanding                                           --                 --
    Common stock - $.001 par value; 50,000,000 shares authorized;
     6,646,062 shares issued and outstanding as of August 31, 2010
     and as of May 31, 2010                                                     7                  7
  Paid-in capital                                                          10,989             10,987
  Retained deficit                                                        (10,976)           (10,410)
                                                                         --------           --------
      Total Global Entertainment Corporation Equity                            20                584

Noncontrolling interest                                                       (28)                12
                                                                         --------           --------
      TOTAL EQUITY (DEFICIT)                                                   (8)               596
                                                                         --------           --------
      TOTAL LIABILITIES AND EQUITY                                       $  2,606           $  2,452
                                                                         ========           ========

Global Entertainment Corporation Reports First Quarter 2011 Results October 15, 2010
Page 4

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        For the Three Months Ended August 31, 2010 and 2009 (Unaudited)
               (in thousands, except share and per share amounts)

                                                                              2010                 2009
                                                                           ----------           ----------
REVENUES:
  Project development fees                                                 $       --           $       50
  Project management fees                                                         211                  446
  Facility management fees                                                        815                  904
  Ticket service fees                                                             123                  199
  Food service revenue                                                            120                   72
  Advertising sales commissions                                                    68                   71
  License fees - league dues and other                                            226                  374
  License fees - initial and transfer                                              --                  100
  Other revenue                                                                   261                  154
                                                                           ----------           ----------
      TOTAL REVENUES                                                            1,824                2,370
                                                                           ----------           ----------
OPERATING COSTS:
  Cost of revenues                                                              1,126                1,136
  Cost of revenues - furniture and fixtures                                        --
  General and administrative costs                                              1,236                1,464
                                                                           ----------           ----------
      TOTAL OPERATING COSTS                                                     2,362                2,600
                                                                           ----------           ----------
OPERATING LOSS                                                                   (538)                (230)
                                                                           ----------           ----------
OTHER INCOME (EXPENSE):
  Interest income                                                                  --                    1
  Interest expense                                                                 (4)                  (3)
  Loss on investment in PVEC, LLC                                                 (52)                  --
                                                                           ----------           ----------
      TOTAL OTHER EXPENSE                                                         (56)                  (2)
                                                                           ----------           ----------
LOSS FROM OPERATIONS BEFORE TAX                                                  (594)                (232)
INCOME TAX BENEFIT                                                                 --                   --
                                                                           ----------           ----------
NET LOSS                                                                         (594)                (232)
NET INCOME (LOSS), ATTRIBUTABLE TO NONCONTROLLING INTEREST                        (28)                  17
                                                                           ----------           ----------
NET LOSS, ATTRIBUTABLE TO GLOBAL                                           $     (566)          $     (249)
                                                                           ==========           ==========
LOSS PER SHARE - BASIC AND DILUTED:
  Net loss, attributable to Global common shareholders                     $    (0.09)          $    (0.04)
                                                                           ==========           ==========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED           6,646,062            6,633,112
                                                                           ==========           ==========

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